Restructuring and Related Activities	12 Months Ended
Dec. 31, 2022
Restructuring and Related Activities [Abstract]
Restructuring Charges	Restructuring ChargesDuring the year ended December 31, 2022, the Company incurred restructuring charges under the Management Agreement of $1.8 million. The restructuring charges primarily relate to organizational changes made to the Manager following Teekay's dispositions related to Teekay LNG in January 2022 (see note 14a).
During the year ended December 31, 2020, the Company recognized restructuring charges of $1.4 million. The restructuring charges related to estimated severance costs resulting from organizational changes partially related to the sale of the non-U.S. portion of the Company's ship-to-ship support services business in April 2020 (see note 19).

As at December 31, 2022 and December 31, 2021, no restructuring liability was recognized in accrued liabilities on the Company's consolidated balance sheets.